UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22546

ClearBridge Energy MLP Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2011

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

November 30, 2011

Annual Report

ClearBridge Energy MLP Opportunity Fund Inc.
(EMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge Energy MLP Opportunity Fund Inc.

Fund objective

The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	8

Statement of operations	9

Statement of changes in net assets	10

Statement of cash flows	11

Financial highlights	12

Notes to financial statements	13

Report of independent registered public accounting firm	21

Board approval of management and subadvisory agreements	22

Additional information	26

Annual chief executive officer and principal financial officer certifications	32

Other shareholder communications regarding accounting matters	33

Additional shareholder information	34

Dividend reinvestment plan	35

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Energy MLP Opportunity Fund Inc. for the period from the Fund’s commencement of operations on June 10, 2011 through November 30, 2011 (the “reporting period”). Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•     Fund prices and performance,

•     Market insights and commentaries from our portfolio managers, and

•     A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 30, 2011

ClearBridge Energy MLP Opportunity Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the period from the Fund’s commencement of operations on June 10, 2011 through November 30, 2011 (the “reporting period”), the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Looking back, the Commerce Department reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. For comparison purposes, GDP growth was 3.0% for calendar 2010 as a whole. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. Third quarter GDP growth then rose to 1.8%. Improving growth was attributed, in part, to higher consumer spending, which grew 1.7% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some improvement late in the reporting period, unemployment remained elevated. As reported by the U.S. Department of Labor, unemployment was 9.2% in June 2011, its highest reading since December 2010. Unemployment stayed at or above 9.0% over the next four months, before falling to 8.6% in November, its lowest rate since March 2009.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next ten months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,200 in November 2011, down 3.5% from November 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in June 2011 it had a reading of 55.3 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then declined over the next two months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended November at 52.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in December (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to

IV	ClearBridge Energy MLP Opportunity Fund Inc.

Investment commentary (cont’d)

promote a stronger economic recovery in a context of price stability.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 30, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the Energy sector. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

We currently focus primarily on energy-related MLPs with operations in crude oil, natural gas liquids and refined products infrastructure. We believe that the combination of structurally higher global oil prices and the increased supply of domestic oil and natural gas liquids – due primarily to recent shale gas discoveries – makes MLPs focused on these liquid products well positioned for long-term growth. However, should macroeconomic energy, political, regulatory or tax considerations evolve, and other types of MLPs become more attractive, we may look to invest in these new opportunities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. This period was a veritable Tale of Two Cities. While the broader economy has been buffeted by numerous macroeconomic challenges, the fundamentals for the MLP sector have been very strong. The combination of consistently strong oil prices and the tremendous growth in domestic shale oil and gas production has produced strong demand for the type of infrastructure projects in which our portfolio companies invest. This growth in infrastructure has driven growth in both MLP earnings and cash flow, which has resulted in higher distributions to MLP unit holders.

Q. How did we respond to these changing market conditions?

A. We have been very consistent in our investment approach. We focus on well-capitalized companies with what we believe are strong asset bases, fee-based revenue streams and attractive partnership structures that are well positioned for growth. During times of market dislocation during the reporting period, we have endeavored to take advantage of weak markets to add to our favorite positions and upgrade our portfolio where possible. We continue to focus our investments in companies that we believe are best positioned to take advantage of the dynamic shifts we see going on in the U.S. energy market. We expect oil and gas production from domestic shale sources to grow at a high rate and have been focused on those MLPs we think are best positioned to capitalize on the anticipated resulting infrastructure growth.

Performance review

For the period from its commencement of operations on June 10, 2011 through November 30, 2011, ClearBridge Energy MLP Opportunity Fund Inc. returned 3.66% based on its net asset value (“NAV”)i and -2.64% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Sector Equity Closed-End Funds Category Averageii returned -2.97% for the period from June 30, 2011 through November 30, 2011. Please note that Lipper performance returns are based on each fund’s NAV.

2	ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report

Fund overview (cont’d)

During the period, the Fund made distributions to shareholders totaling $0.66 per share, all of which will be treated for tax purposes as a return of capital. The performance table shows the Fund’s total return since its commencement of operations based on its NAV and market price as of November 30, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2011 (unaudited)

Price Per Share	Total Return* Since Commencement of Operations**
$19.07 (NAV)	3.66%
$18.80 (Market Price)	-2.64%

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

**	The Fund commenced operations on June 10, 2011.

Q. What were the leading contributors to performance?

A. In terms of individual Fund holdings, leading contributors to performance for the period included Energy sector positions in Enterprise Products Partners LP in the Diversified Energy Infrastructure sub-sector, MarkWest Energy Partners LP and Targa Resources Partners LP in the Gathering/Processing sub-sector, as well as Oiltanking Partners LP and Plains All American Pipeline LP, both in the Liquids Transportation & Storage sub-sector.

Q. What were the leading detractors from performance?

A. In terms of individual Fund holdings, leading detractors from performance for the period included Energy sector positions in Inergy LP in the Propane sub-sector, Energy Transfer Partners LP in the Diversified Energy Infrastructure sub-sector, Teekay Offshore Partners LP in the Shipping sub-sector, as well as Calumet Specialty Products Partners LP and NuSTAR Energy LP in the Liquids Transportation & Storage sub-sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund’s allocation to cash was atypically high at the start of the period, but was rapidly brought down as we invested the new Fund’s assets and assembled its portfolio. We focused on establishing positions in MLPs in the Liquids Transportation & Storage, Diversified Energy Infrastructure and Gathering/Processing sub-sectors of the Energy sector.

Looking for additional information?

The Fund is traded under the symbol “EMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll

ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report	3

free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge Energy MLP Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager
ClearBridge Advisors, LLC

Chris Eades

Portfolio Manager
ClearBridge Advisors, LLC

Richard A. Freeman

Portfolio Manager
ClearBridge Advisors, LLC

Peter Vanderlee, CFA

Portfolio Manager
ClearBridge Advisors, LLC

December 20, 2011

RISKS: The Fund’s concentration of investments in energy-related MLPs subjects it to the risks of MLPs and the energy sector, including the risks of declines in energy or commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares, and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in small-capitalization or illiquid securities, which can increase the risk and volatility of the Fund.

Portfolio holdings and breakdowns are as of November 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of total investments) as of this date were: Enterprise Products Partners LP (10.1%), Plains All American Pipeline LP (7.5%), MarkWest Energy Partners LP (6.1%), Buckeye Partners LP (6.0%), Enbridge Energy Partners LP (5.8%), Copano Energy LLC (5.8%), Targa Resources Partners LP (5.8%), NuStar Energy LP (5.6%), Energy Transfer Equity LP (4.9%) and Linn Energy LLC (4.9%). Please refer to pages 6 through 7 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of November 30, 2011 were: Liquids Transportation & Storage (37.3%), Diversified Energy Infrastructure (25.3%), Gathering/Processing (23.5%), Exploration & Production (5.3%) and Shipping (4.5%). The Fund’s portfolio composition is subject to change at any time.

4	ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report

Fund overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii             Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from June 30, 2011 through ended November 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 36 funds in the Fund’s Lipper category.

ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	For the period June 10, 2011 (commencement of operations) to November 30, 2011.

6	ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report

Schedule of investments

November 30, 2011

ClearBridge Energy MLP Opportunity Fund Inc.

Security	Shares/ Units	Value
Master Limited Partnerships — 97.6%
Diversified Energy Infrastructure — 25.3%
Energy Transfer Equity LP	1,048,200	$36,990,978	(a)
Energy Transfer Partners LP	290,667	12,719,588	(a)
Enterprise Products Partners LP	1,667,000	75,831,830	(a)
Genesis Energy LP	446,000	11,636,140	(a)
Kinder Morgan Management LLC	355,137	25,133,045	(a)
ONEOK Partners LP	169,000	8,544,640	(a)
Regency Energy Partners LP	293,000	6,741,930	(a)
Williams Partners LP	205,000	11,902,300	(a)
Total Diversified Energy Infrastructure		189,500,451
Exploration & Production — 5.3%
Eagle Rock Energy Partners LP	320,000	3,360,000	(a)
Linn Energy LLC	1,007,000	36,664,870	(a)
Total Exploration & Production		40,024,870
Gathering/Processing — 23.5%
Copano Energy LLC	1,307,000	43,261,700	(a)
Crestwood Midstream Partners LP	275,000	8,214,250	(a)
DCP Midstream Partners LP	639,000	27,419,490	(a)
MarkWest Energy Partners LP	858,000	46,023,120	(a)
Targa Resources Partners LP	1,147,000	43,046,910	(a)
Western Gas Partners LP	212,000	7,988,160	(a)
Total Gathering/Processing		175,953,630
Liquids Transportation & Storage — 37.3%
Buckeye Partners LP	704,046	44,918,135	(a)
Calumet Specialty Products Partners LP	323,000	6,246,820	(a)
Enbridge Energy Partners LP	1,402,964	43,449,795	(a)
Global Partners LP	167,000	3,455,230	(a)
Holly Energy Partners LP	282,000	15,713,040	(a)
Magellan Midstream Partners LP	380,000	24,312,400	(a)
NuStar Energy LP	759,000	41,623,560	(a)
Oiltanking Partners LP	850,000	24,480,000	(a)
Plains All American Pipeline LP	868,000	56,298,480	(a)
Sunoco Logistics Partners LP	86,000	8,880,360	(a)
Tesoro Logistics LP	148,000	4,034,480	(a)
TransMontaigne Partners LP	200,000	6,114,000	(a)
Total Liquids Transportation & Storage		279,526,300

See Notes to Financial Statements.

ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report	7

ClearBridge Energy MLP Opportunity Fund Inc.

Security	Shares/ Units	Value
Natural Gas Transportation & Storage — 0.5%
Boardwalk Pipeline Partners LP	129,000	$ 3,348,840	(a)
Propane — 1.2%
Inergy LP	383,000	9,260,940	(a)
Shipping — 4.5%
Teekay LNG Partners LP	100,000	3,219,000	(a)
Teekay Offshore Partners LP	1,080,252	30,128,228	(a)
Total Shipping		33,347,228
Total Master Limited Partnerships (Cost — $688,856,670)		$730,962,259
Royalty Trusts — 2.4%
Other — 2.4%
Sandridge Mississippian Trust I (Cost — $15,771,595)	652,946	17,636,072	(a)
Total Investments — 100.0% (Cost — $704,628,265#)		$748,598,331

(a)  All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

#  Aggregate cost for federal income tax purposes is $704,821,334.

See Notes to Financial Statements.

8	ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report

Statement of assets and liabilities

November 30, 2011

Assets:
Investments, at value (Cost — $704,628,265)	$748,598,331
Cash	6,548,034
Prepaid expenses	21,091
Total Assets	755,167,456

Liabilities:
Loan payable (Note 6)	166,000,000
Net deferred tax liability	11,942,646
Investment management fee payable	607,958
Audit fees payable	236,000
Accrued franchise taxes payable	190,000
Interest payable	45,698
Accrued expenses	85,576
Total Liabilities	179,107,878
Total Net Assets	$576,059,578

Net Assets:
Par value ($0.001 par value, 30,215,427 shares issued and outstanding; 100,000,000 shares authorized)	$ 30,215
Paid-in capital in excess of par value	555,954,192
Accumulated net investment loss, net of income taxes	(2,672,597)
Accumulated net realized loss on investments, net of income taxes	(4,821,463)
Net unrealized appreciation on investments, net of income taxes	27,569,231
Total Net Assets	$576,059,578

Shares Outstanding	30,215,427

Net Asset Value	$19.07

See Notes to Financial Statements.

ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report	9

Statement of operations

For the Period Ended November 30, 2011†

Investment Income:
Dividends and distributions	$ 22,123,830
Return of capital (Note 1(f))	(22,123,830)
Net Dividends and Distributions	—
Total Investment Income	—

Expenses:
Investment management fee (Note 2)	3,141,638
Interest expense (Note 6)	503,387
Audit and tax	236,000
Franchise taxes	190,000
Transfer agent fees	70,303
Organization fees	60,640
Directors’ fees	49,953
Legal fees	22,634
Shareholder reports	20,211
Fund accounting fees	19,564
Insurance	2,972
Stock exchange listing fees	1,082
Miscellaneous expenses	4,771
Total Expenses	4,323,155
Less: Fee waivers and/or expense reimbursements (Note 2)	(60,640)
Net Expenses	4,262,515
Net Investment Loss, before income taxes	(4,262,515)
Deferred tax benefit	1,589,918
Net Investment Loss, net of income taxes	(2,672,597)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 5):
Net Realized Gain (Loss) From:
Investment transactions	(7,689,734)
Deferred tax benefit	2,868,271
Net Realized Loss, net of income taxes	(4,821,463)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	43,970,066
Deferred tax expense	(16,400,835)
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	27,569,231
Net Gain on Investments, net of income taxes	22,747,768
Increase in Net Assets from Operations	$ 20,075,171

†  For the period June 10, 2011 (commencement of operations) to November 30, 2011.

See Notes to Financial Statements.

10	ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report

Statement of changes in net assets

For the Period Ended November 30,	2011†

Operations:
Net investment loss, net of income taxes	$ (2,672,597)
Net realized loss, net of income taxes	(4,821,463)
Change in net unrealized appreciation (depreciation), net of income taxes	27,569,231
Increase in Net Assets From Operations	20,075,171

Dividends/Distributions to Shareholders (Note 1):
Return of capital	(19,816,966)
Decrease in Net Assets From Dividends/Distributions to Shareholders	(19,816,966)

Fund Share Transactions:
Net proceeds from sale of shares (29,938,652 shares issued)	570,630,909
Reinvestment of distributions (276,775 shares reinvested)	5,170,464
Increase in Net Assets From Fund Share Transactions	575,801,373
Increase in Net Assets	576,059,578

Net Assets:
Beginning of period	—
End of period*	$576,059,578
* Includes accumulated net investment loss, net of income taxes, of:	$(2,672,597)

†  For the period June 10, 2011 (commencement of operations) to November 30, 2011.

See Notes to Financial Statements.

ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report	11

Statement of cash flows

For the Period Ended November 30, 2011†

Increase (Decrease) in Cash: Cash Used by Operating Activities:
Net increase in net assets resulting from operations	$ 20,075,171
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio securities	(791,446,959)
Proceeds from sales of portfolio securities	57,005,130
Return of capital	22,123,830
Increase in prepaid expenses	(21,091)
Increase in interest payable	45,698
Increase in investment management fee payable	607,958
Increase in accrued expenses	511,576
Increase in deferred tax expenses	11,942,646
Change in unrealized appreciation of investments	(43,970,066)
Net realized gain on investments	7,689,734
Net Cash Used by Operating Activities*	(715,436,373)

Cash Provided by Financing Activities
Distribution paid on common stock	(14,646,502)
Increase in loan payable	166,000,000
Proceeds from sale of shares	570,630,909
Net Cash Provided by Financing Activities	721,984,407
Net Increase in Cash	6,548,034
Cash Beginning of Period	—
Cash End of Period	$ 6,548,034

†  For the period June 10, 2011 (commencement of operations) to November 30, 2011.

*  Included in operating expenses is cash paid for interest on borrowings of $457,689.

See Notes to Financial Statements.

12	ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

2011[1,2]

Net asset value, beginning of period	$19.06 [3]

Income (loss) from operations:
Net investment loss	(0.09)
Net realized and unrealized gain	0.76
Total income from operations	0.67

Less distributions from:
Return of capital	(0.66)
Total distributions	(0.66)

Net asset value, end of period	$19.07

Market price, end of period	$18.80
Total return, based on NAV[4,5]	3.66%
Total return, based on Market Price[5]	(2.64)%

Net assets, end of period (millions)	$576

Ratios to average net assets:
Management fees[6]	1.22%
Other expenses[6]	0.46
Subtotal	1.68

Income tax expense[6]	4.63
Total expenses[7,8]	6.31

Net investment loss, net of income taxes[6]	(1.04)

Portfolio turnover rate	9%

Supplemental Data:
Loans Outstanding, End of Year (000s)	$166,000
Asset Coverage for Loan Outstanding	447%
Weighted Average Loan (000s)	$118,636
Weighted Average Interest Rate on Loans	0.90%

1	Per share amounts have been calculated using the average shares method.
2	For the period June 10, 2011 (commencement of operations) to November 30, 2011.
3	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
4

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7

Excludes the impact of reimbursement for organization fees in the amount of 0.02%. Inclusive of the reimbursement the ratio is 6.29%. The investment manager has agreed to reimburse all organization expenses.

8	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report	13

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on April 5, 2011 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, indirect interests in MLPs (such as I-Shares) and debt securities of MLPs. Entities in the energy sector are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

14	ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 – quoted prices in active markets for identical investments

•        Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Master limited partnerships†	$730,962,259	—	—	$730,962,259
Royalty Trusts†	17,636,072	—	—	17,636,072
Total	$748,598,331	—	—	$748,598,331

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of

ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report	15

the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Net asset value. The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payables), net of income taxes, by the total number of shares of Common Stock outstanding.

(d) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

16	ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

(e) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(f) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period ended November 30, 2011, the Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $22,123,830 of dividends and distributions received from its investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividends and distributions are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common stockholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The Fund anticipates 100% of its distribution will be comprised of return of capital as a result of the tax character of cash distributions made by the MLPs.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report	17

(k) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

18	ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays LMPFA an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the period ended November 30, 2011, fees waived and/or expenses reimbursed amounted to $60,640.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period ended November 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$791,446,959
Sales	57,005,130

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended November 30, 2011, the Fund did not invest in any derivative instruments.

5. Income taxes

The Fund’s income tax provision consists of the following:

	Current	Deferred	Total
Federal tax (expense) / benefit	—	$(11,206,236)	$(11,206,236)
State tax (expense) / benefit	—	(736,410)	(736,410)
Total tax (expense) / benefit	—	$(11,942,646)	$(11,942,646)

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis and (ii) the net tax effects of temporary differences between the carrying

ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report	19

amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of net operating losses.

Deferred Tax Assets:
Net operating loss carryforward	$ 1,589,918
Capital loss carryforward	2,796,256
Basis increase resulting from certain book/tax differences	72,015

Deferred Tax Liabilities:
Unrealized gains on investment securities	$(16,400,835)
Total net deferred tax liability	$(11,942,646)

Total income taxes have been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 2.3%. The Fund applied this effective rate to net investment income, realized and unrealized gains on investments before taxes in computing its total income taxes.

At November 30, 2011, the Fund had federal and state net operating loss carryforwards of $4,262,514 (deferred tax asset of $1,589,918). Realization of the deferred tax asset related to the net operating loss carryforward is dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, the entire Federal net operating loss carryforward will expire in 2031, while the state loss carryforwards expire between 2016 and 2031.

Additionally, at November 30, 2011, the Fund had a capital loss carryforward of $7,496,665 (deferred tax asset of $2,796,256) which may be carried forward for 5 years. If not utilized, this capital loss will expire in 2016. The capital loss for the year ended November 30, 2011 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2011 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore the use of this capital loss carryforward is dependent upon the Fund generating sufficent net capital gains prior to the expiration of the loss carryforward.

Although the Fund currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration date for the federal net operating loss carryforward is 20 years. Based on the Fund’s assessment, it has determined that it is more likely than not that its deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Fund’s deferred tax asset. The Fund will continue to assess the need for a valuation

20	ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

At November 30, 2011, the cost basis of investments for Federal income tax purposes was $704,821,334. At November 30, 2011, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$ 55,119,800
Gross unrealized depreciation	(11,342,803)
Net unrealized appreciation before tax	$ 43,776,997
Net unrealized appreciation after tax	$ 27,448,177

6. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $300,000,000. Unless renewed, this agreement will terminate on June 15, 2012. The interest on the loan is calculated at variable rates based on the LIBOR, plus any applicable margin. Interest expense related to the loans for the period ended November 30, 2011 was $503,387. At November 30, 2011, the Fund had $166,000,000 of borrowings outstanding per the credit agreement. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses. For the period ended November 30, 2011, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $152,029,630 and the weighted average interest rate was 0.90%.

7. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ClearBridge Energy MLP Opportunity Fund Inc. 2011 Annual Report	21

Report of independent registered public accounting firm

The Board of Directors and Shareholders
ClearBridge Energy MLP Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of ClearBridge Energy MLP Opportunity Fund Inc., including the schedule of investments, as of November 30, 2011, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period from June 10, 2011 (commencement of operations) to November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Energy MLP Opportunity Fund Inc. as of November 30, 2011, the results of its operations and cash flows, the changes in its net assets, and the financial highlights for the period described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 18, 2012

22	ClearBridge Energy MLP Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

At an in-person meeting (the “Organization Meeting”) of the Board of Trustees (the “Board”) of ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”) held on May 12 and 13, 2011, the Board received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch the Fund as a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). As part of this proposal, the Board at the Organization Meeting considered the initial approval for a two-year period of the Fund’s management agreement (the “Management Agreement”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and its affiliate, ClearBridge Advisors, LLC (the “Sub-Adviser”), provides day-to-day management of the Fund’s portfolio pursuant to a sub-advisory agreement with the Manager (the “Sub-Advisory Agreement”). (The Management Agreement and the Sub-Advisory Agreement are together referred to as the “Advisory Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason. The Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees received information (the “Contract Approval Information”) from the Manager and the Sub-Adviser relevant to their review of the Advisory Agreements. A presentation was made by the Manager and the Sub-Adviser at the Organization Meeting regarding the Fund and the services to be provided by the Manager and the Sub-Adviser pursuant to the Advisory Agreements.

The discussion below covers both advisory and administrative functions to be rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory functions to be rendered by the Sub-Adviser.

Nature, extent and quality of the services to be provided to the fund under the advisory agreements

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund by the Manager and the Sub-Adviser under the Advisory Agreements. The Trustees also considered the Manager’s supervisory responsibilities in respect of the Sub-Adviser. The Board noted that the Fund is newly organized and has no operating history but took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager and the Sub-Adviser in its management of other closed-end funds (“Closed-end Funds”) under the supervision of the Board, including the Manager’s coordination and oversight of the activities of

ClearBridge Energy MLP Opportunity Fund Inc.	23

sub-advisers and other service providers to the funds. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act and their applicability to the Fund and reviewed the compliance program of the Sub-Adviser with the CCO.

As a newly organized fund, the Fund had no historical performance information available at the time of the Organization Meeting for the Board to consider in its evaluation of the terms and conditions of the Advisory Agreements. The Board reviewed the investment objectives and policies of the Fund with the Manager and the Sub-Adviser and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board members discussed with representatives of the Manager and the Sub-Adviser the Sub-Adviser’s experience and capabilities. The Manager and the Sub-Adviser noted, among other things, that the Sub-Adviser has been a long-term investor in the energy sector and has expertise in the energy sector and income investing. In this regard, the Sub-Adviser, among other things, has invested assets under its management broadly in energy-related assets, including those held in master limited partnerships in the energy sector; natural gas pipelines; crude oil pipelines; gathering and processing assets; storage and terminal assets; and exploration and production. The Manager and the Sub-Adviser noted that the Manager also manages and the Sub-Adviser also provides sub-advisory services to a Closed-end Fund launched in 2010 with investment objectives and strategies comparable to the Funds. The Board also discussed the Sub-Adviser’s compliance capabilities.

The Board considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of the Fund. The Board also considered the division of responsibilities between the Manager and the Sub-Adviser for the Fund and the oversight to be provided by the Manager.

The Board concluded that, overall, it was satisfied with the nature, extent and overall quality of the respective services expected to be provided by the Manager and the Sub-Adviser under the Advisory Agreements.

Management fees, expense ratios and profitability

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Adviser to the Fund. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser would not

24	ClearBridge Energy MLP Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including its chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Adviser.

The Board received and considered information comparing the Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Manager noted that during periods when the Fund uses financial leverage, fees paid to the Manager will be higher than if the Fund did not use financial leverage because the fees are calculated as a percentage of the Fund’s managed assets, including those investments purchased with leverage. The Manager discussed the expected expense ratio of the Fund and the costs of organization. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. As a newly organized fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the Organization Meeting but the Board received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to the Fund. Under the circumstances, the Board concluded that the profitability projected in the pro forma information was reasonable, but did not give such information significant weight in its evaluations.

Economies of scale

The Board noted that the Manager, in the Contractual Management Fee, does not incorporate breakpoints to reflect the potential for reducing the Contractual Management Fee as assets grow. However, the Board also noted that, as a closed-end fund, any significant growth in the Fund’s assets after its launch generally will occur through appreciation in the valuation of the Fund’s investment portfolio. Under the circumstances, the Board concluded the Contractual Management Fee structure is appropriate at this time.

Taking all of the above into consideration, the Board determined that the Contractual Management Fee was reasonable in light of the expense information presented and the nature, extent and overall quality of the services expected to be provided under the Advisory Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the

ClearBridge Energy MLP Opportunity Fund Inc.	25

Manager’s commitment to the Fund, the Board did not regard the other ancillary benefits that the Manager and its affiliates expect to receive as excessive.

* * *

Based on their discussions and considerations, including those described above, the Board, including the Independent Trustees, approved each of the Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreements. Each Board member attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Organization Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed approval of the Advisory Agreement as part of the Contract Approval Information and the Independent Trustees separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Trustees also discussed the proposed continuation of the Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Advisor were present.

26	ClearBridge Energy MLP Opportunity Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

ClearBridge Energy MLP Opportunity Fund Inc.	27

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

28	ClearBridge Energy MLP Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	160
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

ClearBridge Energy MLP Opportunity Fund Inc.	29

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2011
.Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

30	ClearBridge Energy MLP Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Richard F. Sennett
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform ( since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

ClearBridge Energy MLP Opportunity Fund Inc.	31

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†        Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2012, year 2013 and year 2014, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

32	ClearBridge Energy MLP Opportunity Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

ClearBridge Energy MLP Opportunity Fund Inc.	33

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

34	ClearBridge Energy MLP Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of first annual meeting of shareholders

The first Annual Meeting of Shareholders of ClearBridge Energy MLP Opportunity Fund Inc. was held on December 12, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Voted For	Votes Withheld
Carol L. Colman	28,714,690	545,145
Daniel P. Cronin	28,750,121	509,714
Paolo M. Cucchi	28,725,147	534,688
Leslie H. Gelb	28,660,000	599,835
R. Jay Gerken, CFA	28,732,362	527,473
William R. Hutchinson	28,720,075	539,760
Riordan Roett	28,695,360	564,475
Jeswald W. Salacuse	28,677,913	581,922

ClearBridge Energy MLP Fund Inc.	35

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

36	ClearBridge Energy MLP Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan. See “Certain United States Federal Income Tax Considerations” in this Prospectus and the SAI.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-877-366-6441.

ClearBridge

Energy MLP Opportunity Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken
President and Chief Executive Officer

Richard F. Sennett
Principal Financial Officer

Ted P. Becker
Chief Compliance Officer

Vanessa A. Williams
Identity Theft Prevention Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

ClearBridge Energy MLP Opportunity Fund Inc.

620 Eighth Avenue
49th Floor
New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017-3909

New York Stock Exchange Symbol

EMO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•           Personal information included on applications or other forms;

•           Account balances, transactions, and mutual fund holdings and positions;

•           Online account access user IDs, passwords, security challenge question responses; and

•           Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•           Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•           Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•           The Funds’ representatives such as legal counsel, accountants and auditors; and

•           Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

ClearBridge Energy MLP Opportunity Fund Inc.

ClearBridge Energy MLP Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the ClearBridge Energy MLP Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

LMFX014219 1/12 SR11-1561

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal year ending November 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, was $0 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the ClearBridge Energy MLP Opportunity Fund Inc. “service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the ClearBridge Energy MLP Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to ClearBridge Energy MLP Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the ClearBridge Energy MLP Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2011; Tax Fees were 100% for 2011; and Other Fees were 100% for 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to ClearBridge Energy MLP Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to ClearBridge Energy MLP Opportunity Fund Inc. during the reporting period were $0 in 2011.

(h) Yes.  ClearBridge Energy MLP Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the

Accountant’s independence.  All services provided by the Auditor to the ClearBridge Energy MLP Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors

Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Richard Freeman Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2011

Co-portfolio manager of the fund; Mr. Freeman is a Senior Portfolio Manager and Managing Director of ClearBridge and has 34 years of industry experience. Mr. Freeman joined the subadviser or its predecessor in 1983.

Chris Eades Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2011

Co-portfolio manager of the fund; Managing Director, Co-Director of Research, Senior Research Analyst for Energy joined ClearBridge in 2006 as a senior research analyst for energy and was named co-director of research in 2009. Prior to joining ClearBridge, Mr. Eades served as an energy analyst and portfolio manager at Saranac Capital from 2002 to 2006.

Peter Vanderlee, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2011

Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge Advisors. Mr. Vanderlee has eleven years of investment management experience and twelve years of related investment experience.

Michael Clarfeld, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2011

Co-portfolio manager of the fund; Managing Director and Portfolio Manager of ClearBridge; he has been with ClearBridge since 2006. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Richard Freeman	7 registered investment Companies with $8.8 billion in total assets Under management	1 Other pooled investment vehicle with $0.2 billion in assets under management	28,649 Other accounts with $6.6 billion in assets under management

Chris Eades	1 registered investment Companies with $1.8 billion in total assets Under management	0 Other pooled investment vehicle with $0.0 billion in assets under management	1 Other account with $2.0 million in assets under management

Michael Clarfeld	3 registered investment Companies with $5.9 billion in total assets Under management	1 Other pooled investment vehicles with $20 million in assets under management	13,253 Other accounts with $2.0 billion in assets under management

Peter Vanderlee	4 registered investment Companies with $6.2 billion in total assets Under management	1 Other pooled investment vehicles with $20 million in assets under management	13,265 Other accounts with $2.0 billion in assets under management

(a)(3):

Portfolio Manager Compensation Structure (ClearBridge Advisors)

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•    Cash Incentive Award

•    ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•    Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•    Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•    Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•    Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•    Overall firm profitability and performance;

•    Amount and nature of assets managed by the portfolio manager;

•    Contributions for asset retention, gathering and client satisfaction;

•    Contribution to mentoring, coaching and/or supervising;

•    Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•    Market compensation survey research by independent third parties

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

Richard Freeman	E
Chris Eades	C
Michael Clarfeld	C
Peter Vanderlee	C

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ClearBridge Energy MLP Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
ClearBridge Energy MLP Opportunity Fund Inc.

Date:	January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
ClearBridge Energy MLP Opportunity Fund Inc.

Date:	January 25, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
ClearBridge Energy MLP Opportunity Fund Inc.

Date:	January 25, 2012